MARSICO INVESTMENT FUND

Marsico Growth & Income Fund

Supplement dated December 14, 2001
(to the Prospectus and Statement of Additional Information dated January 26, 2001)

        This Supplement updates the above-dated Prospectus and Statement of Additional Information of the Marsico Investment Fund (the “Trust”). The primary purpose of the Supplement is to provide you with information about a change in the name, investment objective and strategy of the Marsico Growth & Income Fund of the Trust. As more fully described below, effective January 28, 2002, the name of the Marsico Growth & Income Fund will change to the Marsico Growth Fund (the “Fund”). The investment objective of the Fund will change from a Fund that invests “for long-term growth of capital with a limited emphasis on income” to one which invests only “for long-term growth of capital.” Additionally, the Fund will not be required to invest at least 25% of its total assets in securities that have income potential. The Fund will continue to be a diversified fund. On November 15, 2001, the Board of Trustees approved these changes.

        These changes do not reflect any material departure in the Fund’s investment strategy; rather, they are being made to more closely reflect the nature of the Fund’s investments.

        The following updates the information in the Prospectus at page 2 under the section “The Goals, Principal Investments and Policies of the Funds”:

        The Growth Fund

        o         The Growth Fund seeks long-term growth of capital.

        o         The Growth Fund is a “diversified” portfolio and invests primarily in the common stocks of large companies that are selected for their growth potential. The Growth Fund will normally hold between 35 and 50 common stocks.

        The second bullet point on page 4 of the Prospectus under the section “Other Investment Policies of the Fund” is hereby deleted and the third bullet point on this page is replaced with the following:

        o        Under normal market conditions, each Fund may invest up to 10% of its total assets in all types of fixed income securities and up to 5% of its total assets in high-yield bonds and mortgage-
                  and asset-backed securities.

        The second paragraph on page 8 of the Prospectus under “Other Risks” is hereby deleted.

        The following updates the information in the Statement of Additional Information at page 1 under the Section “Investment Objectives and Policies”:

        The Marsico Growth Fund (“Growth Fund”) is a diversified fund that seeks long-term capital growth.

        The first sentence under “Pass-Through Securities” at page 6 of the Statement of Additional Information is replaced with the following:

        Each Fund may invest up to 5% of its total assets in various types of pass-through securities, such as mortgage-backed securities and asset-backed securities.

        The first sentence under “High-Yield/High-Risk Securities” at page 21 of the Statement of Additional Information is replaced with the following:

        Each Fund may invest up to 5% of its total assets in debt securities that are rated below investment grade (i.e., securities rated BB or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moodys”)).

        Additionally, all references in the Prospectus and Statement of Additional Information to the Marsico Growth & Income Fund are hereby deleted and substituted with the Marsico Growth Fund.